UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06041

Central Europe & Russia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.-investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.-investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.-investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks.

The Central Europe and

Russia Fund, Inc.

Semi-Annual Report

April 30, 2008

20675

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended April 30, 2008, the Central Europe and Russia Fund's total return based on its net asset value per share was -6.01% in US dollar terms, while its total return based on market share price was -7.34%. The Fund slightly outperformed its benchmark, which had a total return of -7.44% during the same period.1

During the Fund's second fiscal quarter, the Russian market recovered from the correction it underwent in January amidst volatility on global financial markets. The Russian Traded Index, which had been down almost 20% from its 2007 year-end close through mid-January, then posted an 18% gain from February to April. Within the Russian portion of the portfolio, the Fund's underweight positions in energy detracted from performance as most stocks in the sector posted double-digit gains, recovering from losses in January 2008.2 In terms of specific stocks, the Fund's underweight positions in Lukoil and Rosneft were the biggest detractors from performance in this sector. This was more than offset by an overweight in the materials sector, where the Fund's ex-benchmark holding Mechel gained nearly 90% on positive news flows, including the potential IPO of its mining business, strong quarterly results, a favorable pricing environment, and analyst upgrades. In the financial sector, an overweight in Sberbank detracted from performance as the stock declined on continued negative global sentiment for financials. The Fund continues to favor the materials segment as the continued domestic infrastructure boom and spike in global materials prices boosted valuations and, in our opinion, should support future growth in the sector.

Turkish shares displayed their sensitivity to global sentiment regarding the credit crisis as Turkish equities continued to lag global markets through the end of April, while other markets began to recoup January losses. The ISE30 Index was the worst performing market among the Fund's core markets, losing 6.5% (in US dollar terms) during the fiscal second quarter. In addition to Turkey's position as a high beta market — putting it on the front line as global credit market tensions heated up — political uncertainty surrounding changes to its constitution hurt market sentiment and hindered a recovery.3 With the Turkish financial sector under continued pressure, the Fund's underweight in financials was one of the strongest favorable contributors to performance. The Turkish ma rket remains the most attractively valued of the Emerging European markets on a 12 month forward-earnings basis. Gross domestic product (GDP) growth forecasts in the 4%-5% range should prove supportive in the medium term as interest rates and bond yields ease in the second half of 2008. The Fund's allocation to Turkish equities is slightly below the benchmark weight as of the end of the reporting period.

The Polish equity market posted a gain of 9.7% during the Fund's fiscal second quarter. However, the market had declined in January amidst global turbulence and PLN (Polish Zloty) 11 billion of outflows from local mutual funds, but stabilized in February and March with the help of strong macroeconomic data. GDP growth forecasts were revised upward to roughly 6% for the first half of the year followed by a moderate slowdown in the second half of the year to estimated growth of 4.5% on moderating domestic consumption. The Fund remains underweight in Polish equities.

Given the sound economic fundamentals and strong balance sheet of most of the blue chips, the Czech market was seen to be a safe haven compared to other Central European countries at the start of 2008. The Czech Traded Index was up 18% during the Fund's fiscal second quarter, largely due to the continuing appreciation of the CZK. The Fund maintained a significant underweight relative to the benchmark, because Czech shares trade at significant

LETTER TO THE SHAREHOLDERS (continued)

valuation premium to both Russian and Turkish shares on estimated 2008 and 2009 multiples.

The Hungarian economy continues to struggle with soft domestic demand, low investment activity and weak foreign direct investment. The Hungarian Traded Index gained 3% during the Fund's second fiscal quarter of 2008.4 The Fund's underweight in Hungary helped overall performance. On the stock level, an underweight position in Gedeon Richter also helped performance, as the stock declined on weaker-than-expected domestic sales and dividend payout. In relative terms, Hungary is still much cheaper than Poland, the Czech Republic and now Russia. Among the Fund's five core markets, we continue to allocate Hungarian equities the smallest weight in the portfolio.

The Fund's discount to net asset value averaged 9.96% during the six months ended April 30, 2008. The Fund had a long-term capital gain distribution, in the amount of USD 8.84 and a short-term capital gain distribution in the amount of USD 0.47, per share basis on December 31, 2007.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  A custom blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30). The CECE is a regional capitalization-weighted index, including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies listed on the Istanbul Stock Exchange, except investment trusts and will also be used for trading in the Derivatives Market.

2  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

3  Beta is a risk measure comparing the volatility of a stock's price movement to the general market.

4  The Hungarian Traded Index is a capitalization-weighted index of most actively traded blue-chip stocks in Hungary. These stocks make up 80% of the total market capitalization and 88% of the total trading volume of all Hungarian stocks. The index is calculated in EUR. The base value was set to 1000 as of July 15, 1996.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.ceefund.com

ECONOMIC OUTLOOK

Czech Republic:

Little evidence is yet available on how the economy is managing to cope with the outcome of tax reforms, slowing external demand, higher prices of commodities and the firming currency. Gross domestic product (GDP) growth as of March 2008 was +5.4% year-over-year (y-o-y), substantially lower than the 6.5% growth posted in March 2007, but still healthy. Most local economists have lowered their forecasts of expected 2008 GDP growth to around 4%. Our major concern is the firm currency, which, if sustained, could drag economic growth below the consensus baseline scenario. The Czech Koruna (CZK) became one of the fastest appreciating currencies in the world in the first quarter of 2008, and, we believe, is vulnerable to a correction. In terms of monetary policy, the Czech National Bank introduced an optimistic inflation outlook, which does not look fully credible in light of the current inflation level, which reached a nine-year high of 7.5% y-o-y in February 2008 before moderating somewhat in April to 6.8%.

Hungary:

The Hungarian economy continues to struggle with soft domestic demand, low investment activity and limited foreign direct investment. First quarter 2008 data has not shown any sign of a pick-up in export or industrial production. Inflation data is broadly in line with expectations of a moderate slowdown (April consumer price index, or CPI, was +6.6% y-o-y) and underlying dynamics do not show any significant inflation pressure. Better-than-expected fiscal results and soft domestic demand mean that Hungary's current account balance is no longer the key concern. In terms of currency, the removal of the fluctuation band should, in our opinion, have a longer-term positive impact on the Hungarian forint. In the short term, however, the market increasingly favors currencies with firm growth and well-financed current account balances.

Poland:

Following a soft patch at the end of 2007, activity indicators rebounded strongly at the start of 2008 before slowing again. Inflation has been fairly steady in 2008, climbing 4.0% y-o-y in April and is expected to peak in August at 5.2% y-o-y, with food prices as a key factor. As a result, the Central Bank is likely to increase its benchmark interest rate 50 basis points (one basis point equals .01%) to 6.25%. GDP growth is expected to slow to 5.5% in 2008, according to government estimates. Relatively low foreign debt levels, relatively tight fiscal policy and a fair growth outlook count in favor of a one-notch upgrade by Standard & Poor's in 2008. The catalyst would be a government announcement of concrete reform measures.

Russia:

Widespread consumer and investment growth continued at the start of 2008, as retail sales and investment continued to expand strongly, reaching 17.7% and 21.1% y-o-y in February, respectively. A significant expansion of exports due to record high oil prices provided an additional boost to GDP, which grew 9.5% y-o-y in December 2007 and may beat the 6.8% forecast for 2008. However, the rapid economic expansion continues to fuel inflation, which has accelerated to 14.3% y-o-y in April. We expect inflation to remain in double-digit territory throughout the year, gradually declining to about 10.7% in December. The accelerating inflation prompted a policy response from the Central Bank of Russia, which began to tighten monetary policy for the first time since 1998. We expect several interest rate increases this year. Record high oil prices provided strong support to the Russian balance of payments, which remained robust in the first quarter of 20 08. International reserves rose by $28 billion (US dollars), while the currency appreciated against the dollar.

Turkey:

A long-awaited revision to Turkey's GDP data, to become consistent with Eurostat data, resulted in a 32% upward revision to nominal GDP, leading to a significant jump in per capita GDP and a favorable decline in various ratios that are calculated as a percentage of GDP, such as the current account deficit and public sector debt. Due to the GDP revisions, as well as lower-than-expected debt dynamics, public sector gross debt-to-GDP ended 2007 at 39%, well below the Maastricht criteria level of 60%, a key criterion for European Union (EU) accession. However, recent data show a slowdown in GDP growth with household consumption serving as a drag. A fall in consumer confidence to the lowest figure on record suggests we will not see a strong pick-up in household spending anytime soon. Looking at the trade balance data, exports surprised to the upside, rising 28% y-o-y in March, while imports rose 27%. The current account deficit is likely to be shaped by high oil prices, given that Turkey imports 90% of its oil.

FUND HISTORY AS OF APRIL 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months ended April 30,		For the years ended October 31,
	2008(b)		2007		2006		2005		2004		2003
Net Asset Value(a)	(6.01)%		42.32%		48.55	%(c)	48.74%		35.20	%(d)	44.88%
Market Value(a)	(7.34)%		41.83%		19.25%		80.71%		18.73%		60.38%
Benchmark	(7.44	)%(1)	38.95	%(1)	45.00	%(1)	37.81	%(1)	32.73	%(2)	40.65	%(3)

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six month period are not annualized.

(c)   Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(d)   Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.

(1)  Represents an arithmetic composite consisting of 45% CECE*/45% RTX**/10% ISE National 30***.

(2)  Represents an arithmetic composite consisting of 70% CECE/30% RTX for the five months ended March 31, 2004 and 45% CECE/45% RTX/10% ISE National 30 for the seven months ended October 31, 2004. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.

(3)  Represents an arithmetic composite consisting of 85% CECE/15% RTX for the nine months ended July 31, 2003 and 70% CECE/30% RTX for the three months ended October 31, 2003. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.

  *  The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange.

  **  The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

  ***  The ISE National 30 is a capitalization-weighted index composed of National Market companies on the Istanbul Stock Exchange except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is non-diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Moreover, this Fund can take larger positions in fewer companies, increasing its overall risk potential. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under the German law.

FUND HISTORY AS OF APRIL 30, 2008 (continued)

STATISTICS:

Net Assets	$909,383,630
Shares Outstanding	16,037,968
NAV Per Share	$56.70

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
12/21/07	12/31/07	$0.95	$0.47	$8.84	$10.26
12/21/06	12/28/06	$0.58	$1.94	$2.99	$5.51
12/20/05	12/30/05	$0.33	$0.21	$2.51	$3.05
12/22/04	12/31/04	$0.17	$—	$—	$0.17
12/22/03	12/31/03	$0.22	$—	$—	$0.22
11/19/01	11/29/01	$0.10	$0.13	$—	$0.23

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/08)	1.01%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

10 LARGEST HOLDINGS AS OF APRIL 30, 2008 (As a % of Portfolio's Assets)

1.	Gazprom	13.9
2.	LUKOIL	7.3
3.	MMC Norilsk Nickel	7.1
4.	Bank Pekao	5.9
5.	Rosneft Oil Company	5.5
6.	Powszechna Kasa Oszczednosci Bank Polski	5.5
7.	Ceske Energeticke Zavody	4.6
8.	Sberbank	3.5
9.	Telekomunikacja Polska	3.4
10.	KGHM Polska Miedz	2.9

COUNTRY BREAKDOWN AS OF APRIL 30, 2008 (As a % of Portfolio's Assets)*

Russia 60.1%
Poland 21.0%
Czech Republic 6.4%
Hungary 4.0%
Turkey 8.5%

Country Breakdown and 10 Largest Holdings are subject to change and not indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

*  Securities listed in country where the significant business of the company is located.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question:What are the prospects for the Russian market now that Vladimir Putin has moved into the role of Prime Minister and Dmitry Medvedev has taken over as President?

Answer: We expect the new power structure to mean continuity in Putin's liberal economic policy. This outlook is supported by Moody's decision at the end of March to place Russia's sovereign rating under review for a possible upgrade. Fundamentally, due to its commodity exposure and the country's strong balance sheet, Russia has qualities of a "safe haven" among world markets, and it may see more funds flowing in as doubts about US prospects linger. In our opinion, the sectors that appear well-placed to perform strongly include minerals (gold, nickel, copper, gas and oil — helped by tax reforms and high commodity price forecasts), beneficiaries of domestic consumption, and infrastructure-related industries (steels, cements, pipes). Prime Minister Putin made it clear from his first days in his new post that tax reform in the oil and gas sector is a prio rity. Intended to boost production, we see this as a significant potential driver for the Russian market, as it could increase the fair values of Russian oil and gas majors by 10-20%. Meanwhile, President Medvedev has stated his intent to pursue various mechanisms — such as private/public partnerships, tax credits, and government financing — to rapidly upgrade the country's infrastructure.

Question:The fund is currently underweight in all of the Central European markets relative to the benchmark. Are there any interesting investment opportunities in Central Europe?

Answer: On an individual stock level, the fund has overweight positions in several Central European stocks that we believe offer strong potential returns, and we always have a "wish list" of stocks that we are potentially interested in buying. However, some of the mid-cap stocks we like are less liquid, and we are not always able to buy shares in good companies at a price that we find attractive so we have to be patient and choose the right time to invest. On a country level, Poland is currently the fund's largest weight amongst the Central European markets. In particular, we believe some of the Polish mid-cap stocks in the construction and consumer-related sectors represent potentially attractive investment opportunities. However, the Polish market may still face some headwinds, given the negative bias investors have towards the financial sector globally a nd the heavy weighting of financials within Polish market indices. Though many people believe the US Federal Reserve Board's role in the takeover of Bear Stearns marked an inflection point for the banking sector, we expect further negative news flow from developed market banks. Given the dominant position of financials in Poland, it is difficult for us to be too optimistic about the near-term prospects for the Polish equity market overall, but we continue to seek out good investment opportunities throughout the Central European region.

Question:The Turkish market experienced a negative return during the fund's second fiscal quarter, while the fund's four other core markets had positive returns, outperforming US and global markets. What are the reasons for the Turkish market's underperformance?

Answer: The Turkish market was hit hard in January by the global credit crisis due to its high beta as well as the significant weighting (as in Poland) of financial stocks. While other markets subsequently recovered, the Turkish market was constrained by political tensions that weighed heavily on investor sentiment: the ruling AKP party (the Justice and Development Party — the ruling political party in Turkey) faces the opposition in a court case that could result in the AKP being outlawed and some of its key members, including the prime minister, being banned from politics for several years. Despite the recent market decline, we believe the longer-term prospects for the Turkish market are still positive. The convergence process has only just begun, economic fundamentals are relatively sound, reforms are slowly proceeding and valuations are too low for us to be anything but optimistic longer term. However, the next few months could prove bumpy and a return to market highs may be delayed by global tensions, risk aversion amongst investors, and the local political stresses. After the recent disappointing GDP data, there is some risk to growth forecasts for this year and, therefore, to earnings forecasts. However, most if not all of the bad news is probably priced into the stocks already. In the near-term, shares of export-oriented companies may perform better than those of domestically focused companies, as the recent weakness in the Turkish lira improves the competitiveness and profitability of export-oriented companies.

The views expressed in this report reflect those of the named individuals only through the end of the period of the report stated on the cover. This information is subject to change at any time based on the market and other conditions and should not be construed as a recommendation. Past performance does not guarantee future results.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2008 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN RUSSIAN SECURITIES – 53.7%
	COMMON STOCKS – 52.7%
	BUILDING PRODUCTS – 0.6%
5,900	Gornozavodsktsement*	$5,162,500
	COMMERCIAL BANKS – 3.4%
9,421,000	Sberbank	30,665,355
1,000	Sberbank RF (GDR) Reg S	374,757
		31,040,112
	CONSTRUCTION MATERIALS – 1.3%
710,000	LSR Group (GDR) Reg S*	11,360,000
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%
800,000	Comstar United Telesystems (GDR) Reg S	7,920,000
117,100	Rostelecom (ADR)†	8,150,160
		16,070,160
	ELECTRIC UTILITIES – 0.1%
216,633	OJSC The Fifth Power Generation (GDR)*	1,061,068
	ENERGY EQUIPMENT & SERVICES – 2.7%
628,980	Eurasia Drilling (GDR) Reg S*	14,592,336
498,824	Integra Group Holdings (GDR) Reg S*	6,484,712
91,000	OAO TMK (GDR) Reg S	3,003,000
		24,080,048
	FOOD PRODUCTS – 0.7%
50,000	Wimm Bill Dann Foods (ADR)†	6,106,500
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.0%
106,380	OJSC Territorial Generating (GDR) Reg S*	309,034
	METALS & MINING – 9.3%
4,650,000	Kuzbassrazrezugol*	3,882,750
31,100	MMC Norilsk Nickel	8,390,780
2,000,000	MMC Norilsk Nickel (ADR)	54,000,000
90,000	Mechel Steel Group OAO (ADR)†	12,920,400
580,000	Raspadskaya	4,901,000
3,000	Vsmpo-Avisma Corporation	660,000
		84,754,930

Shares	Description	Value(a)
	OIL, GAS & CONSUMABLE FUELS – 29.9%
1,400,000	Gazprom	$18,480,000
1,950,000	Gazprom (ADR)	103,882,350
711,500	LUKOIL (ADR)	64,248,450
170,000	NovaTek OAO (GDR) Reg S	12,869,000
5,000,000	Rosneft Oil Company (GDR) Reg S	49,000,000
1,100,000	Surgutneftegaz (ADR)†	10,769,000
100,000	Tatneft (GDR) Reg S	12,825,000
		272,073,800
	PHARMACEUTICALS – 0.6%
78,570	Pharmstandard*	5,209,191
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.5%
628,750	RGI International Ltd.*	4,973,413
	WIRELESS TELECOMMUNICATIONS SERVICES – 1.8%
50,000	Mobile Telesystems (ADR)	3,827,500
100,000	Mobile Telesystems (GDR) Reg S	7,655,000
175,000	Sistema JSFC (GDR) Reg S	5,320,000
		16,802,500
	Total Common Stocks (cost $276,414,456)	479,003,256
	PREFERRED STOCKS – 1.0%
	OIL, GAS & CONSUMABLE FUELS – 1.0%
1,200,000	Surgutneftegaz (ADR)	5,978,496
2,500	Transneft	3,075,000
		9,053,496
	Total Preferred Stocks (cost $11,722,152)	9,053,496
	Total Investments in Russian Securities (cost $288,136,608)	488,056,752

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2008 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN POLISH COMMON STOCKS – 20.4%
	COMMERCIAL BANKS – 11.1%
600,000	Bank Pekao	$52,148,068
2,353,000	Powszechna Kasa Oszczednosci Bank Polski	48,742,682
		100,890,750
	CONSTRUCTION & ENGINEERING – 0.3%
97,175	Pol-Aqua*	3,063,249
	DIVERSIFIED TELECOMMUNICATION SERVICES – 3.3%
3,000,000	Telekomunikacja Polska	30,126,993
	MEDIA – 1.1%
955,056	TVN	9,775,927
	METALS & MINING – 2.8%
550,000	KGHM Polska Miedz	25,412,051
	OIL, GAS & CONSUMABLE FUELS – 1.8%
560,000	Polski Koncern Naftowy Orlen*	10,586,688
149,500	Polski Koncern Naftowy Orlen (GDR) Reg S*	5,538,975
		16,125,663
	Total Investments in Polish Common Stocks (cost $117,902,613)	185,394,633
INVESTMENTS IN TURKISH COMMON STOCKS – 8.2%
	AUTOMOBILES – 1.0%
400,000	Ford Otomotiv Sanayi	3,755,868
1,450,000	Tofas Turk Otomobil Fabrikasi	5,514,084
		9,269,952
	BUILDING PRODUCTS – 0.0%
74,918	Trakya Cam Sanayii	111,967
	COMMERCIAL BANKS – 2.2%
2,999,999	Turkiye Garanti Bankasi	16,079,807
2,000,000	Turkiye Vakiflar Bankasi T.A.O.	4,068,858
		20,148,665
	CONSTRUCTION MATERIALS – 0.5%
1,125,000	Akcansa Cimento	4,753,521

Shares	Description	Value(a)
	FOOD & STAPLES RETAILING – 1.7%
100,000	Bim Birlesik Magazalar	$9,076,682
400,000	Migros Turk T.A.S.	6,447,574
		15,524,256
	HOTELS RESTAURANTS & LEISURE – 0.2%
1,758,333	Marmaris Marti Otel Isletmeleri*	1,210,746
	INDUSTRIAL CONGLOMERATES – 0.9%
600,000	Enka Insaat ve Sanayi	8,262,911
	INSURANCE – 0.5%
1,520,833	Anadolu Hayat Emeklilik	4,593,439
	MEDIA – 0.0%
20,431	Hurriyet Gazetecilik ve Matbaacilik*	36,290
	OIL, GAS & CONSUMABLE FUELS – 0.6%
200,000	Tupras-Turkiye Petrol Rafinerileri	5,399,061
	WIRELESS TELECOMMUNICATIONS SERVICES – 0.6%
683,166	Turkcell Iletisim Hizmetleri	5,452,499
	Total Investments in Turkish Common Stocks (cost $58,362,799)	74,763,307
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 4.5%
	ELECTRICUTILITIES– 4.5%
550,000	Ceske Energeticke Zavody (cost $1,281,214)	40,665,434
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 3.9%
	COMMERCIALBANKS– 1.2%
250,000	OTP Bank	10,714,726
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.1%
2,000,000	Magyar Telekom Nyrt.	10,643,808

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2008 (unaudited) (continued)

Shares	Description	Value(a)
	OIL, GAS & CONSUMABLE FUELS – 0.8%
50,000	MOL Hungarian Oil and Gas Nryt.	$7,122,595
	PHARMACEUTICALS – 0.8%
30,000	Richter Gedeon Nyrt.	6,197,583
4,300	Richter Gedeon Nyrt. (GDR)	877,200
		7,074,783
	Total Investments in Hungarian Common Stocks (cost $16,617,607)	35,555,912
INVESTMENTSINLUXEMBOURG COMMONSTOCKS– 2.3%
	METALS & MINING – 2.3%
200,000	Evraz Group (GDR) Reg S(b) (cost $6,399,674)	20,750,000
INVESTMENTS IN BERMUDA COMMON STOCKS – 1.7%
	MEDIA – 1.7%
150,000	Central European Media Enterprises*†(c) (cost $14,358,565)	15,657,000
INVESTMENTS IN CYPRUS COMMON STOCKS – 0.6%
	OIL, GAS & CONSUMABLE FUELS – 0.3%
875,000	Urals Energy Public Co., Ltd.*(b)	2,798,553
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%
400,000	AFI Development PLC (GDR) Reg S*(b)	2,892,000
	Total Investments in Cyprus Common Stocks (cost $7,953,565)	5,690,553

Shares	Description	Value(a)
INVESTMENTS IN SWEDISH COMMON STOCKS – 0.6%
	DIVERSIFIED FINANCIAL SERVICES – 0.1%
52,000	Vostok Nafta Investment (SDR)*(b)	$1,013,341
	ENERGY – 0.5%
52,000	Vostok Gas Ltd.*(b)	4,113,993
	Total Investments in Swedish Common Stocks (cost $427,267)	5,127,334
INVESTMENTS IN DUTCH COMMON STOCKS – 0.3%
	BEVERAGES – 0.3%
93,000	Efes Breweries International (GDR)*(b) (cost $3,091,954)	2,906,250
CLOSED-ENDED INVESTMENT COMPANY – 0.9%
	VIRGIN ISLANDS – 0.9%
2,563,996	RenShares Utilities Limited*(b) (cost $4,077,882)	8,076,587
	Total Investments in Common and Preferred Stocks – 97.1% (cost $518,609,748)	882,643,762
SECURITIES LENDING COLLATERAL – 3.5%
32,309,125	Daily Assets Institutional Fund, 2.88%(d)(e) (cost $32,309,125)	32,309,125

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2008 (unaudited) (continued)

Shares	Description	Value(a)
CASH EQUIVALENTS – 1.3%
11,731,532	Cash Management QP Trust, 2.54%(e) (cost $11,731,532)	$11,731,532
	Total Investments – 101.9% (cost $562,650,405)	926,684,419
	Other Assets and Liabilities, Net – (1.9%)	(17,300,789)
	NET ASSETS–100.0%	$909,383,630

*  Non-income producing securities.

†  All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2008 amounted to $31,567,654 which is 3.5% of the net assets.

(a)  Values stated in US dollars.

(b)  Security listed in country of incorporation. Significant business activities of company are in Russia.

(c)  Security listed in country of incorporation. Significant business activities of company are in Czech Republic.

(d)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Key

ADR  – American Depositary Receipt

GDR  – Global Depositary Receipt

SDR  – Swedish Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2008 (unaudited)

ASSETS
Investments:
Investments, at value, (cost $518,609,748) — including $31,567,654 of securities loaned	$882,643,762
Investments in Cash Management QP Trust ($11,731,532)	11,731,532
Investment in Daily Assets Fund Institutional (cost $32,309,125)*	32,309,125
Total investments, at value (cost $562,650,405)	926,684,419
Cash	15,804,895
Foreign currency, at value (cost $16,605,575)	17,215,735
Receivable for investments sold	8,055,029
Dividends receivable	439,437
Foreign withholding tax refund receivable	43,355
Interest receivable	59,068
Other assets	41,651
Total assets	968,343,589
LIABILITIES
Payable upon return of securities loaned	32,309,125
Payable for investments purchased	25,694,034
Management fee payable	403,158
Investment advisory fee payable	197,761
Payable for Directors' fees and expenses	18,966
Accrued expenses and accounts payable	336,915
Total liabilities	58,959,959
NET ASSETS	$909,383,630
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$408,102,200
Cost of 3,440,754 shares held in treasury	43,561,311
Distributions in excess of net investment income	(10,717,842)
Accumulated net realized gain on investments and foreign currency transactions	103,826,181
Net unrealized appreciation on investments and foreign currency related transactions	364,611,780
Net assets	$909,383,630
Net asset value per share ($909,383,630 ÷ 16,037,968) shares of common stock issued and outstanding)	$56.70

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS

For the six months ended April 30, 2008 (unaudited)
NET INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $584,878)	$3,474,828
Interest	140,132
Interest — Cash Management QP Trust	233,935
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	189,575
Total investment income	4,038,470
Expenses:
Management fee	2,411,197
Investment advisory fee	1,200,981
Custodian fee	658,760
Services to shareholders	19,031
Reports to shareholders	70,366
Directors' fees and expenses	87,410
Legal fee	74,102
Audit fee	49,695
NYSE Listing fee	11,875
Insurance	25,852
Miscellaneous	17,230
Net expenses	4,626,499
Net investment loss	(588,029)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	101,441,816
Foreign currency	2,535,081
Payments by affiliates (see Note 3)	834
Change in net unrealized appreciation (depreciation) during the period on:
Investments	(167,256,808)
Foreign currency	(235,534)
Net gain (loss) on investments and foreign currency	(63,514,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(64,102,640)

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2008 (unaudited)	For the year ended October 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(588,029)	$6,023,642
Net realized gain (loss) on:
Investments	101,442,650	138,859,218
Foreign currency	2,535,081	(9,762)
Change in net unrealized appreciation (depreciation) on:
Investments	(167,256,808)	169,020,887
Foreign currency	(235,534)	774,695
Net increase (decrease) in net assets resulting from operations	(64,102,640)	314,668,680
Distributions to shareholders:
Net investment income	(13,953,002)	(8,177,463)
Net realized gains	(137,056,552)	(69,060,356)
Capital share transactions:
Net proceeds from reinvestment of dividends (1,314,952 and 792,411 shares, respectively)	76,293,527	42,332,949
Cost of shares repurchased (24,000 and 47,900 shares, respectively)	(1,449,374)	(2,834,364)
Net increase in net assets from capital share transactions	74,844,153	39,498,585
Total increase (decrease) in net assets	(140,268,041)	276,929,446
NET ASSETS
Beginning of period	1,049,651,671	772,722,225
End of period (including distributions in excess of net investment income of $10,717,842 and undistributed net investment income of $3,823,189 as of April 30, 2008 and October 31, 2007, respectively)	$909,383,630	$1,049,651,671

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended April 30, 2008		For the years ended October 31,
	(unaudited)		2007	2006	2005	2004	2003
Per share operating performance:
Net asset value:
Beginning of period	$71.18		$55.18	$42.36	$28.64	$23.08	$15.93
Net investment income (loss)(a)	(.04)		.41	.55	.27	.20	.21
Net realized and unrealized gain (loss)	(3.98)		21.22	18.67	13.62	7.97	6.86
Increase (decrease) from investment operations	(4.02)		21.63	19.22	13.89	8.17	7.07
Increase resulting from share repurchases	.01		.03	—	—	.02	.08
Distributions from net investment income	(.95)		(.58)	(.33)	(.17)	(.22)	—
Distributions from net realized gains	(9.31)		(4.93)	(2.72)	—	—	—
Total distributions†	(10.26)		(5.51)	(3.05)	(.17)	(.22)	—
Dilution from rights offering	—		—	(2.85)	—	(2.15)	—
Dealer manager fees and offering costs	—		—	(.40)	—	(.25)	—
Dilution in NAV from dividend reinvestment	(.21)		(.15)	(.10)	—	(.01)	—
Net asset value:
End of period	$56.70		$71.18	$55.18	$42.36	$28.64	$23.08
Market value:
End of period	$50.55		$64.20	$49.94	$44.89	$24.99	$21.25
Total investment return for the period:††
Based upon market value	(7.34	)%****	41.83%	19.25%	80.71%	18.73%	60.38%
Based upon net asset value	(6.01	)%****	42.32%	48.55%*	48.74%	35.20%*	44.88%
Ratio to average net assets:
Total expenses before custody credits**	1.01	%***	1.01%	1.09%	1.20%	1.27%	1.51%
Net investment income (loss)	(.06	)%*****	.69%	1.08%	.78%	.81%	1.00%
Portfolio turnover	17.62	%****	34.28%	31.86%	30.16%	45.29%	43.88%
Net assets at end of period (000's)	$909,384		$1,049,652	$772,722	$431,975	$292,027	$177,766
(a) Based on average shares outstanding method.
†For U.S. tax purposes, total distributions consisted of:
Ordinary income	$(1.413)		$(2.524)	$(.545)	$(0.17)	$(0.22)	—
Long term capital gains	(8.844)		(2.992)	(2.507)	—	—	—
	$(10.257)		$(5.516)	$(3.052)	$(0.17)	$(0.22)	—

  ††  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Return excludes the effect of the $2.40 and $3.25 respectively, for 2004 and 2006 per share dilution associated with the Fund's rights offering.

  **  The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.01%, 1.00%, 1.04%, 1.19%, 1.26% and 1.50% for 2008, 2007, 2006, 2005, 2004 and 2003, respectively.

  ***  Annualized

  ****  Not Annualized

  *****  Not Annualized. The ratio for the six months ended April 30, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2008 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 a.m., New York time.

In September 2006, The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund lends securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned securities, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exempt ive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (.07% annualized effective rate as of April 30, 2008) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent, and a portion of the interest that is paid to the borrower of the securities. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2008 (unaudited) (continued)

from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

The cost of investments at April 30, 2008 was $562,650,405 for United States Federal income tax purposes. Accordingly, as of April 30, 2008, net unrealized appreciation of investments aggregated $364,034,014, of which $380,271,283 and $16,237,269 related to gross unrealized appreciation and depreciation, respectively.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax provisions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser.") The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, 0.50% of such assets in excess of $500 million and up to $750 million, and 0.45% of such assets in excess of $750 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six months ended April 30, 2008, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.79% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2008 (unaudited) (continued)

instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent paying function to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DWS-SISC aggregated $19,031, of which $9,176 is unpaid.

Certain Officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

In addition, during the six months ended April 30, 2008, the Advisor fully reimbursed the Fund $834 for losses on certain operation errors during the period. The amounts of the losses were less than 0.01% of the Fund's average daily net assets, thus having no impact on the Fund's total return.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2008 were $158,527,320 and $240,618,872, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. For example, there are significant risks inherent in securities of Russian issuers that are not typically associated with securities of companies in more developed countries.

NOTE 6. CAPITAL

During the six months ended April 30, 2008 and the year ended October 31, 2007, the Fund purchased 24,000 and 47,900 of its shares of Common Stock on the open market at a total cost of $1,449,374 and $2,834,364 ($60.39 and $59.17 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 11.88% and 12.19%, respectively. These shares are held in Treasury. During the six months ended April 30, 2008 and the year ended October 31, 2007, the Fund reissued 1,314,952 and 792,411 shares ($58.02 and $53.42 average per share) held in treasury, respectively.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders of The Central Europe and Russia Fund, Inc. was held on June 20, 2008. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect seven Directors to serve until the expiration of the applicable term and until their successors are elected and qualify.

	Number of Votes
	For	Withheld
Dr. Kurt W. Bock	11,146,988	2,660,240
John Bult	11,170,236	2,636,992
Richard Karl Goeltz	11,143,224	2,664,004
Dr. Franz Wilhelm Hopp	11,145,053	2,662,175
Dr. Friedbert H. Malt	11,144,658	2,662,570
Robert H. Wadsworth	11,178,286	2,628,942
Peter Zühlsdorff	11,136,842	2,670,386

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending October 31, 2008.

Number of Votes
For	Against	Abstain
13,668,252	99,374	39,604

In addition to the four Class II nominees, Dr. Kurt W. Bock, Mr. John Bult, Dr. Friedbert H. Malt and Mr. Robert H. Wadsworth proposed for re-election, the Nominating Committee of The Central Europe and Russia Fund, Inc. recommended and all of the current members of the Board of Directors approved the nomination for election of three current directors of The New Germany Fund, Inc., Mr. Richard Karl Goeltz, Dr. Franz Wilhelm Hopp and Mr. Peter Zühlsdorff. The purpose for the additional directors' nominations is to conform membership across the Boards of all funds in the Family of Investment Companies consisting of the The Central Europe and Russia Fund, Inc., The New Germany Fund, Inc. and The European Equity Fund, Inc. The Family of Investment Companies are closed-end funds that share the same investment adviser and manager and hold themselves out as related companies. Messrs. Goeltz, Hopp and Zühlsdorff will serve terms of office of various lengths and until his successor is elected and qualifies.

With the election of the above-named Directors, The Central Europe and Russia Fund, Inc. is governed by Detlef Bierbaum, Dr. Kurt W. Bock, John Bult, Ambassador Richard R. Burt, John H. Cannon, Richard Karl Goeltz, Dr. Franz Wilhelm Hopp, Dr. Friedbert H. Malt, Christian H. Strenger, Dr. Frank Trömel, Robert H. Wadsworth, Werner Walbröl and Peter Zühlsdorff.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.ceefund.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Scudder Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ*

Director

DR. FRANZ WILHELM HOPP*

Director

DR. FRIEDBERT MALT

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

PETER ZÜHLSDORFF*

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-3011-1 (06/08)

*  Messrs. Goeltz, Hopp and Zühlsdorff were elected to Board on June 20, 2008.

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Scudder Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.ceefund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Period

November 1 through November 30	24,000	$60.39	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a
January 1 through January 31	0	$0.0	n/a	n/a
February 1 through February 28	0	$0.0	n/a	n/a
March 1 through March 31	0	$0.0	n/a	n/a
April 1 through April 30	0	$0.0	n/a	n/a

Total	24,000	$60.39	0	0

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Central Europe & Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Central Europe & Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008